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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 21, 1998


                       MetLife Capital Funding Corp. III
     (originator of the MetLife Capital Equipment Loan Trust Series 1997-A)
        on behalf of MetLife Capital Equipment Loan Trust Series 1997-A
             (Exact name of registrant as specified in its charter)

         Delaware                    333-23405                91-1788640
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
   of incorporation)                                     Identification No.)

                         10900 NE 4th Street, Suite 550
                           Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
         (Former name or former address, if changed since last report.)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS  1 - 4  Not Applicable

ITEM 5 Attached, for the distribution date of September 21, 1998, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Certificate, filed as Exhibit 99.2.

ITEM     6    Not Applicable

ITEM     7    Exhibits

              List of Exhibits:

              Exhibit 99.1 Statement to Noteholders for the Distribution Date of September 21, 1998.

              Exhibit 99.2 Servicer Certificate for the Distribution Date of September 21, 1998.

ITEMS 8 - 9   Not Applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 29, 1998                            MetLife Capital Funding Corp. III


                                 By:  /s/Linda Foley
                                     ---------------
                                     Linda Foley
                                     Vice President and Chief Accounting Officer

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Exhibit Index

                  Exhibits

                  Exhibit 99.1 Statement to Noteholders for the Distribution Date of September 21, 1998.

                  Exhibit 99.2 Servicer Certificate for the Distribution Date of September 21, 1998.


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